Execution Copy

                             INTERCREDITOR AGREEMENT


                  This INTERCREDITOR AGREEMENT is made as of this 27th day of July, 1998 by and among BANKBOSTON, N.A., as "Agent" for itself and the other "Lenders" party to the Revolving Credit Agreement referred to below (in such capacity, the "Lender Agent"), OUTSOURCE FUNDING CORPORATION, a Delaware corporation (the "Finco"), OUTSOURCE INTERNATIONAL, INC., a Florida corporation ("OutSource International"), OUTSOURCE FRANCHISING, INC., a Florida corporation ("OutSource Franchising"), CAPITAL STAFFING FUND, INC., a Florida corporation ("CSF"), SYNADYNE I, INC., a Florida corporation ("Synadyne I"), SYNADYNE II, INC., a Florida corporation ("Synadyne II"), SYNADYNE III, INC., a Florida corporation ("Synadyne III"), SYNADYNE IV, INC., a Florida corporation ("Synadyne IV"), SYNADYNE V, INC., a Florida corporation ("Synadyne V"), and OUTSOURCE INTERNATIONAL OF AMERICA, INC., a Florida corporation ("OutSource America") (sometimes hereinafter referred to each as an "Originator" and, collectively, as the "Originators"), OutSource International, in its separate capacity as "Servicer" (as defined below), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ("EagleFunding"), and BANCBOSTON SECURITIES INC., a Delaware corporation ("BSI"), individually and as the "Deal Agent" for EagleFunding (in such capacity, the "Purchaser Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Originators have agreed to sell, transfer and assign to the Finco, and the Finco has agreed to purchase and assume from the Originators, all of the right, title and interest of the Originators in the "Receivables" and "Related Security" now existing or hereafter created until the "Purchase Termination Date") (as each of such terms is hereinafter defined) pursuant to that certain Receivables Purchase and Sale Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Originator Sale Agreement") among the Originators, the Finco and the Servicer;

                  WHEREAS, OutSource International, the financial institutions from time to time parties thereto as Lenders and the Lender Agent thereunder are parties to that certain Third Amended and Restated Credit Agreement dated as of July 27, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement");

                  WHEREAS, to secure the loans and other extensions of credit made by the Lenders under the Revolving Credit Agreement, (i) OutSource International pursuant to that certain Security Agreement dated as of February 21, 1997, as reaffirmed and amended (as amended, restated, supplemented or otherwise modified from time to time, the "OutSource International Security Agreement"), has granted to the Lender Agent for the benefit of the Lender Agent and the ratable benefit of the Lenders a security interest in substantially all of its personal property, including, its inventory, the Receivables and Related Security, and all proceeds of the foregoing, and (ii) each of OutSource Franchising, CSF, Synadyne I, Synadyne II, Synadyne III, Synadyne IV, Synadyne V and OutSource America, among others, pursuant to that certain Security Agreement dated as of February 21, 1997, as reaffirmed and amended (as amended,

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restated, supplemented or otherwise modified from time to time, the "Subsidiary
Security Agreement", and together with the OutSource International Security Agreement, the "Security Agreements"), has granted to the Lender Agent for the benefit of the Lender Agent and the ratable benefit of the Lenders a security interest in substantially all of its personal property, including, its inventory, the Receivables and Related Security, and all proceeds of the foregoing;

                  WHEREAS, the Finco, EagleFunding, the Purchaser Agent and the Servicer have entered into that certain Receivables Purchase Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Investor Purchase Agreement") pursuant to which EagleFunding has agreed to purchase from the Finco an undivided percentage ownership interest in the Receivables and Related Security which the Finco purchases from the Originators; and

                  WHEREAS, the parties hereto wish to set forth certain agreements with respect to the Purchased Property and with respect to the "Collateral" (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:


                             ARTICLE 1. DEFINITIONS.

                  1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" when used with respect to a Person means any other Person controlling, controlled by or under common control with such Person.

                  "Agent" means the Purchaser Agent or the Lender Agent, as applicable, and "Agents" means both the Purchaser Agent and the Lender Agent.

                  "Claim" means the Lender Claim or the Purchaser Claim, as applicable.

                  "Collateral" means all property and interests in property now owned or hereafter acquired by the Originators or any of their Affiliates and in which a security interest, lien or mortgage is granted by any such party to the Lender Agent or the Lenders under any of the Loan Documents.

                  "Collection Date" has the meaning ascribed to such term in the Investor Purchase Agreement.


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                  "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable.


                  "Contract" means an agreement (including, but not limited to, a written contract or an open account agreement evidenced by invoices) between an Originator and an Obligor pursuant to which such Obligor shall be obligated to pay for merchandise sold or services rendered from time to time.

                  "CSF Advance" has the meaning ascribed to such term in the Originator Sale Agreement.

                  "Enforcement" means, collectively or individually, for (i) EagleFunding, the Purchaser Agent and/or the Finco to declare an "Event of Termination" under the Originator Sale Agreement or the Investor Purchase Agreement and to cease the purchase of Receivables under the Originator Sale Agreement; and/or (ii) the Lenders and/or the Lender Agent to declare an "Event of Default" under the Revolving Credit Agreement and/or demand payment in full of or accelerate the indebtedness of any Originator to the Lenders, and to commence the judicial or nonjudicial enforcement of any of the rights and remedies under the Loan Documents.

                  "Enforcement Notice" means a written notice delivered in accordance with Section 2.5 which notice shall (i) if delivered by the Purchaser Agent, state that an "Event of Termination" has occurred, specify the nature of such event, and announce that an Enforcement Period has commenced and (ii) if delivered by the Lender Agent, state that an "Event of Default" under the Revolving Credit Agreement has occurred, specify the nature of such event, and announce that an Enforcement Period has commenced.

                  "Enforcement Period" means the period of time following the earlier of (x) two Business Days after receipt by the Deal Agent of an Enforcement Notice delivered by the Lender Agent or (y) the receipt by the Lender Agent of an Enforcement Notice delivered by the Deal Agent until the earliest of the following: (1) the Collection Date shall have occurred; (2) the Lender Claim has been satisfied in full; and (3) the parties hereto agree in writing to terminate the Enforcement Period.

                  "Lender Claim" means all of the indebtedness, obligations and other liabilities of any Originator and its Affiliates arising under, or in connection with, the Loan Documents, including, but not limited to, all sums now or hereafter loaned or advanced thereunder, any interest thereon, any reimbursement or other obligations in respect of letters of credit issued thereunder, any fees or expenses due thereunder, and any costs of collection or enforcement.

                  "Lender Collateral" means all Collateral which does not constitute Purchased Property.

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                  "Lenders" means the financial institutions party to the
Revolving Credit Agreement as "Lenders" from time to time, together with their successors and assigns.

                  "Liquidity Agent" means the financial institution then acting as "Liquidity Agent" under the Purchaser Documents.

                  "Liquidity Providers" has the meaning ascribed to such term in the Investor Purchase Agreement.

                  "Loan Documents" means the Revolving Credit Agreement, the Security Agreements and all other instruments, agreements or other documents executed by any Originator or any Affiliate of the foregoing and delivered to the Lenders and/or the Lender Agent in connection therewith, as any of the same may be amended, supplemented, modified or restated from time to time.

                  "Lock-Box Account" has the meaning ascribed to such term in the Originator Sale Agreement.

                  "Lock-Box Bank" has the meaning ascribed to such term in the Originator Sale Agreement.

                  "Obligor" means a Person obligated to make payments pursuant to a Contract.

                  "Originator Claim" means all of the indebtedness, obligations and other liabilities of the Finco to any Originator or OutSource International as Servicer arising under, or in connection with, the Originator Sale Agreement, including, but not limited to, the purchase price owed for sales of Receivables, any obligations evidenced by the Originator Notes and any fees owed to any Originator or OutSource International as Servicer.

                  "Originator Note" has the meaning ascribed to such term in the Originator Sale Agreement.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

                  "Purchase Termination Date" means the earliest to occur of (i) the date on which the Finco ceases to purchase Receivables and Related Security from the Originators and (ii) the commencement of an Enforcement Period.

                  "Purchased Property" means (i) the Purchased Receivables, (ii) the Related Security and Collections related to such Purchased Receivables,
(iii) any Lock-Box Accounts to which any Collections of such Purchased Receivables are sent and (iv) all other proceeds of the foregoing.

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                  "Purchased Receivables" means now owned or hereafter existing
Receivables sold, assigned, transferred or contributed or purported to be sold, assigned, transferred or contributed to the Finco under the Originator Sale Agreement.

                  "Purchaser" means any of (A) the Finco, as the purchaser of Receivables under the Originator Sale Agreement; (B) EagleFunding or BSI, in each case as assignee of the Finco's interests in the Purchased Property; (C) the Purchaser Agent, as representative of EagleFunding or (D) the Liquidity Agent or any Liquidity Provider as assignee of EagleFunding, in each case together with their successors and assigns.

                  "Purchaser Claim" means all obligations of the Originators to the Finco and of the Finco to the other Purchasers arising under the Purchaser Documents, including, but not limited to, all right of the Purchasers to receive the Collections of the Purchased Receivables and all recourse claims of the Purchasers arising thereunder.

                  "Purchaser Documents" means the Originator Sale Agreement, the Investor Purchase Agreement and any other agreements, instruments or documents
(i) executed by, among other Persons, the Originators and delivered to the Finco or (ii) executed by, among other Persons, the Finco and delivered to any of the other Purchasers, in each case pursuant to or in connection with the Originator Sale Agreement or the Investor Purchase Agreement, as any of the same may be amended, supplemented, modified or restated from time to time.

                  "Receivable" means the indebtedness of any Obligor under a Contract whether constituting an account, chattel paper, instrument, general intangible or any other type of property, (a) which arises from a sale of merchandise or the performance of services by an Originator or (b) which is a CSF Advance, and including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

                  "Records" means all Contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors which the applicable Originator has itself generated or in which such Originator has otherwise obtained an interest.

                  "Related Security" means with respect to any Receivable, as applicable:

                  (i) all of the Originators' right and title to and interest in the merchandise (including Returned Goods) if any, relating to the sale which gave rise to such Receivable;

                  (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

                  (iii) the assignment for the benefit of the Purchasers of all UCC financing statements covering any collateral securing payment of such Receivable; and

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                  (iv) all of the Originators' right and title to and interest in, all guarantees, indemnities, warranties, letters of credit, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

                  "Returned Goods" means all right, title and interest of the Originators or the Purchasers, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

                  "Unmatured Default" means:

                  (i) with respect to the Purchaser Documents (as in effect at any time), (A) any event or condition which, with the giving of notice or the passage of time or both, would then constitute an "Event of Termination" under either the Originator Sale Agreement or the Investor Purchase Agreement and (B) any such "Event of Termination" which is not waived and with respect to which the Purchaser Agent has not commenced Enforcement; and

                  (ii) with respect to the Loan Documents (as in effect at any time), (A) any event or condition which, with the giving of notice or the passage of time or both, would then constitute an "Event of Default" thereunder and (B) any "Event of Default" thereunder which is not waived and with respect to which the Lender Agent has not commenced Enforcement.

                  "Unsold Receivables" means any Receivables which have arisen on or after the Purchase Termination Date.

                  1.2. References to Terms Defined in the Purchaser Documents and the Loan Documents. Whenever in Section 1.1 a term is defined by reference to the meaning ascribed to such term in any of the Purchaser Documents or in any of the Loan Documents, then, unless otherwise specified herein, such term shall have the meaning ascribed to such term in the Purchaser Documents or Loan Documents, respectively, as in existence on the date hereof, without giving effect to any amendments of such term as may hereafter be agreed to by the parties to such documents, unless such amendments have been consented to in writing by all of the parties hereto.

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                      ARTICLE 2. INTERCREDITOR PROVISIONS.
                                 ------------------------
                  2.1. Priorities with Respect to Purchased Property.

         (a) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Loan Documents or the Purchaser Documents, the Lender Agent hereby agrees that, upon the sale, assignment, transfer or contribution or purported sale, assignment, transfer or contribution of each Receivable and Related Security by an Originator to the Finco, any lien, claim, encumbrance, security interest or other interest acquired by the Lender Agent in such Receivable, the Related Security and proceeds thereof shall automatically and without further action cease and be released and the Lender Agent shall have no lien, claim, encumbrance, security interest or other interest therein; provided, however, that:

                  (i) nothing in this Section 2.1 shall be deemed to constitute a release by the Lender Agent of: (A) its lien on and security interest in the proceeds received or receivable by the Originators from the Finco for the sale or purported sale of the Receivables (including, without limitation, cash payments made by the Finco, payments made under the Originator Notes and any indebtedness owed to the Originators evidenced thereby); (B) any lien on, security interest in or assignment of the Originator Claim; (C) any lien, claim, encumbrance or security interest the Lender Agent may have in any Unsold Receivables and Related Security therefor, including, without limitation, Collections of Unsold Receivables which are at any time deposited in the Lock-Box Accounts; (D) any lien, claim, encumbrance or security interest the Lender Agent may have as against any interest of the Originators in Returned Goods, provided, however, that any lien the Lender Agent has against any interest of the Originators in such Returned Goods shall be junior in interest to that of the Purchasers unless and until the Originators shall have made all adjustments required to be made under the Originator Sale Agreement on account of the reduction of the outstanding balance of any Receivable related to such Returned Goods; and (E) any lien on, security interest in or pledge or assignment the Lender Agent may have on or in the capital stock of the Finco; and

                  (ii) if any goods or merchandise, the sale of which has given rise to a Purchased Receivable, are returned to or repossessed by the Originators, then such Returned Goods shall constitute Purchased Property, provided, however, that upon payment by the Originators of all adjustments required on account thereof under the Originator Sale Agreement, the Purchaser's interest in such Returned Goods shall automatically and without further action cease to exist and be released and extinguished and such Returned Goods shall thereafter not constitute Purchased Property for purposes of this Agreement unless and until such Returned Goods have been resold so as to give rise to a Receivable and such Receivable has been sold, assigned, transferred or contributed or purported to be sold, assigned, transferred or contributed to the Finco.

                  (b) The Lender Agent hereby acknowledges that the Originator Notes and the indebtedness evidenced thereby are subordinated to the Purchaser Claim pursuant to the terms of the Originator Notes and the Purchaser Documents.

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                  2.2 Respective Interests in Purchased Property and Collateral.
Except for (i) the specific interests in Purchased Property described in Section
2.1 above and (ii) all rights of access to and use of Records and related Collateral described in Section 2.6 below, each Purchaser agrees that it does not have and shall not have any security interest in, lien upon or interest in the Collateral. Except for (i) the specific retained rights described in Section
2.1 above and (ii) all rights of access to and use of Records described in
Section 2.6 below, the Lender Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Purchased Property.

                  2.3. Distribution of Proceeds -- Enforcement Period. During any Enforcement Period, all proceeds of Collateral and/or Purchased Property shall be distributed in accordance with the following procedure:

                  (a) Except as otherwise provided in clause (c) or in Section
         2.4 below, (i) all proceeds of the Lender Collateral shall be paid to the Lender Agent for application on the Lender Claim; and (ii) any remaining proceeds shall be paid to the Originators, their Affiliates or as otherwise required by applicable law.

                  (b) Except as otherwise provided in clause (c) or Section 2.4 below, (i) all proceeds of the Purchased Property shall be paid to the Purchasers for application against the Purchaser Claim; provided, however, that all proceeds of the Purchased Property which, pursuant to the Purchaser Documents, are to be paid to the Originators for application against the Originator Claim shall be paid directly to the Lender Agent (if and to the extent that the Lender Agent has retained a lien against such Originator Claim pursuant to Section 2.1 above) for application against the Lender Claim before being paid to the Originators or the Finco; and (ii) any remaining proceeds shall be paid to the Finco or as otherwise required by applicable law.

                  (c) If any inventory of the Originators has been commingled with Returned Goods in which the Purchaser Agent continues to have an interest as provided in Section 2.1 above, and any of the Lenders (or the Lender Agent) receives any proceeds on account of such inventory (whether by reason of sale or by reason of insurance payments on account thereof) prior to release of such interest, then: (i) all proceeds of such inventory received by a Lender shall be paid to the Lender Agent and the Lender Agent shall, immediately upon receipt of such proceeds, pay to the Purchaser Agent for application against the Purchaser Claim a share of such proceeds equal to the dollar amount thereof times a fraction, the numerator of which equals the book value of the Returned Goods that had been so commingled and constituting Purchased Property and the denominator of which equals the book value of all of the commingled inventory on account of which the Lender Agent has received such cash proceeds; and (ii) any remaining proceeds shall be paid to the Lender Agent for application against the Lender Claim. The Lender Agent agrees that it shall not, without the prior written consent of the Purchaser Agent, sell any Returned Goods in which the Purchaser Agent continues to have an interest at a price below book value.

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                  2.4  Lock-Box Accounts.
                       ------------------

                  (a) The Lender Agent, on behalf of itself and each of the Lenders, hereby releases, relinquishes and disclaims any and all of its right, title and interest in, to and under each of the Lock-Box Accounts, which release shall become effective with respect to each such LockBox Account upon the effectiveness of the corresponding "Lock-Box Agreement" (as such term is defined in the Originator Sale Agreement) in favor of the Finco and the Deal Agent and relating to such Lock-Box Account; provided, however, that each of the Originators, the Purchasers and the Purchaser Agent hereby acknowledges that the Lender Agent shall have a senior security interest in Collections of Unsold Receivables which may be deposited in the Lock-Box Accounts. The Purchaser Agent agrees, upon the Lender Agent's request from and after the Purchase Termination Date, to notify the Lock-Box Banks of the Lender Agent's interest in and to such Lock-Box Accounts in order to perfect the Lender Agent's interest in such Lock-Box Accounts as against the Lock-Box Banks.

                  (b) Each of the Originators, the Purchasers and the Lender Agent hereby acknowledges and agrees that the Purchasers own the Purchased Receivables, and shall be entitled to Collections or other proceeds received on account of the Purchased Receivables which may be deposited in the Lock-Box Accounts.

                  (c) The Originators, the Purchasers and the Lender Agent hereby agree that all Collections or other proceeds received on account of Purchased Receivables shall be paid or delivered to the Purchasers for application against the Purchaser Claim and all Collections or other proceeds received on account of Unsold Receivables shall be paid or delivered to the Lender Agent for application against the Lender Claim. For purposes of determining whether specific Collections have been received on account of Purchased Receivables or on account of Unsold Receivables, the parties hereto agree as follows:

                           (i) All payments made by an Obligor which is
                  obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables and all payments made by an Obligor which is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

                           (ii) All payments made by an Obligor which is
                  obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments should be applied. In the absence of such designation, such payments shall be applied against the oldest outstanding Receivables owed by such Obligor.

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                  (d) Subject to the second sentence of this Section 2.4(d), each of the Finco and the Purchaser Agent agrees that it shall transfer prior ownership and control over the Lock-Box Accounts to the Lender Agent upon the Collection Date; provided, however, that any Collections of Purchased Property which are then on deposit in the Lock-Box Account and are not required to be paid to the Lender Agent pursuant to Section 2.3(b) above shall be delivered to the Finco before the foregoing transfer of ownership and control of the Lock-Box Accounts. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Purchaser Agent. Notwithstanding any such transfer, all Collections and other proceeds subsequently deposited into the Lock-Box Accounts on account of the Purchased Property shall continue to be delivered and applied as provided in Section 2.3(b) above.

                  (e) In order to effect more fully the provisions of this Agreement, each Agent hereby agrees that neither Agent shall, without the consent of the other Agent, send any notices to the Obligors directing them to remit Collections of any Receivables other than to a Lock-Box Account except as may be necessary in connection with the enforcement of any delinquent or defaulted Receivable as against the Obligor thereof (in which case, the Agent receiving such Collections shall deliver and apply such Collections in accordance with the terms of Section 2.3).

                  (f) The Lender Agent agrees that it shall not, at any time prior to the Collection Date, exercise any rights it may have under the Loan Documents to send any notices to Obligors (i) informing them of the Lenders' or the Lender Agent's interest in the Receivables, or (ii) directing such Obligors to make payments in any particular manner of any amounts due under the Receivables. The Lender Agent further agrees that, in the event it shall receive payments directly from any Obligor on account of an Unsold Receivable, at any time prior to the Collection Date, it shall immediately forward such payment to the Purchaser Agent (or, if a successor Servicer has been appointed, to such successor Servicer) in order that the Purchaser Agent or such successor Servicer, as applicable, may determine whether such payment was, in fact, properly allocated to such Unsold Receivable consistent with the terms of this
Section 2.4 and, if necessary pursuant to the terms hereof, re-allocate such payment.

                  (g) The Finco and the Originators hereby irrevocably direct EagleFunding, the Purchaser Agent, the Liquidity Providers and the Liquidity Agent to pay directly to the Lender Agent, for application by the Lender Agent in accordance with the Loan Documents, all proceeds of the Purchased Property which, pursuant to the Purchaser Documents, are to be paid by the Finco to the Originators, and until so paid to the Lender Agent all such amounts shall be held in trust for the Lender Agent. The foregoing instruction shall not be amended, modified or revoked without the prior written consent of the Lender Agent.

                  2.5. Enforcement Actions. Each of the Lender Agent and the Purchaser Agent agrees to use its best efforts to give an Enforcement Notice to the other prior to commencement of Enforcement and further agrees, that, during the period, if any, between the giving of such Enforcement Notice and the commencement of Enforcement thereunder, the Agent receiving such notice shall have the right (but not the obligation) to cure the "Event of Default" or "Event of Termination" which has occurred under the Loan Documents or the Purchaser Documents,

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respectively, and to which such Enforcement Notice relates. Subject to the foregoing, the parties hereto agree that during an Enforcement Period:

                  (a) Subject to any applicable restrictions in the Purchaser Documents, the Purchaser Agent may, at its option, take any action to liquidate the investment of the Purchasers in the Purchased Property and/or to foreclose or realize upon or enforce any of their rights with respect to the Purchased Property without the prior written consent of any Originator or the Lender Agent; provided, however, that the Purchasers shall not take any action to foreclose or realize upon or to enforce any rights they may have with respect to any Purchased Property constituting Returned Goods which have been commingled with the Lender Collateral, unless the Purchaser Agent, pursuant to the last sentence of Section 2.3(c), has withheld consent to a sale or other disposition of such inventory.

                  (b) Subject to any applicable restrictions in the Loan Documents, the Lender Agent may, at its option and without the prior written consent of the Purchasers, take any action to accelerate payment of the Lender Claim and to foreclose or realize upon or enforce any of its rights with respect to (i) the Lender Collateral and (ii) except as otherwise provided in Section 2.3(c), with respect to any Purchased Property constituting Returned Goods which have been commingled with the Lender Collateral; provided, however, that the Lender Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights it may have with respect to any of the Purchased Property without the Purchaser Agent's prior written consent unless the Purchaser Claim shall have been first paid and satisfied in full and the Lender Agent shall apply the proceeds of any Purchased Property consisting of Returned Goods as provided in Section 2.3(c) above.

                  2.6 Access to and Use of Collateral and Purchased Property. The Purchasers and the Lender Agent hereby agree that, notwithstanding the priorities set forth in this Agreement, the Purchasers and the Lender Agent shall have the following rights of access to and use of the Collateral and Purchased Property respectively:

                  (a) Only to the extent such rights are granted in the Purchaser Documents and subject to any applicable restrictions therein, the Purchasers may enter one or more premises of the Originators, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originators, the Finco, the Lender Agent or the Lenders, whether before, during or after an Enforcement Period, and may use any Lender Collateral constituting computer equipment located thereon and may have access to and use of all books, records and computer software located thereon (whether the same constitute Records) and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for the purposes of enforcing the Purchasers' rights with respect to the Purchased Property.

                  (b) Only to the extent such rights are granted in the Loan Documents and subject to any applicable restrictions therein, the Lender Agent may enter one or more premises of the Originators or the Finco, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to the Originators, the Finco, the Purchasers or the Purchaser Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon, provided that such use is for the purposes of enforcing the Lender Agent's rights with respect to the Lender Collateral (including any interests in Unsold Receivables and other interests in property retained by the Lender Agent as described in Section 2.1 above).

                  (c) In order to facilitate the purposes of this Section 2.6, the Lender Agent and the Purchasers hereby agree as follows: (1) any mortgage of, assignment of, security interest in or lien upon any real property and interests in real property of the Originators or their Affiliates (whether leased or owned) and any of the Collateral in favor of the Lender Agent shall be subject to the Purchasers' rights of access and use described above; and (2) any ownership interest of the Purchasers in the Records shall be subject to the Lender Agent's right of access and use described above.

                  2.7. Accountings. The Lender Agent agrees to render statements of the Lender Claim to the Purchaser Agent upon request, giving effect to the application of proceeds of Purchased Property and Collateral as hereinbefore provided. The Purchaser Agent agrees to render statements to the Lender Agent upon request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claim, giving effect to the application of proceeds of Purchased Property and Collateral as hereinbefore provided.

                  2.8. Notice of Defaults. The Lender Agent agrees to use reasonable efforts to give to the Purchaser Agent copies of any notice sent to an Originator with respect to the occurrence or existence of an Unmatured Default under the Loan Documents, and the Purchaser Agent agrees to use reasonable efforts to give to the Lender Agent copies of any notice sent to the Originators or the Finco with respect to the occurrence or existence of an Unmatured Default under the Purchaser Documents, in each case simultaneously with the sending of such notice to the Originators or the Finco as applicable; provided, however, that any failure to give such notice shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. In each of the above cases, the Agent receiving such notice shall have the right (but not the obligation) to cure the Unmatured Default which gave rise to the sending of such notice.

                  2.9. Agency for Perfection. The Purchasers and the Lender Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral and Purchased Property described hereunder. In the event that any Purchaser obtains possession of any of the Lender Collateral (including Collections of Unsold Receivables), such Purchaser shall notify the Lender Agent of such fact, shall hold such Collateral in trust and shall deliver such Collateral to the Lender Agent upon request. In the event that the Lender Agent obtains possession of any of the Purchased Property

(including Collections of Purchased Receivables), the Lender Agent shall notify the Purchaser Agent of such fact, shall hold such Purchased Property in trust and shall deliver such Purchased Property to the Purchaser Agent upon request.

                  2.10. UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Collateral, respectively, such notice shall be given in accordance with Section 3.1 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.

                  2.11. Independent Credit Investigations. Neither the Purchasers nor the Lender Agent nor any of their respective directors, officers, agents or employees shall be responsible to the other or to any other person, firm or corporation for the solvency, financial condition or ability of the Originators or the Finco to repay the Purchaser Claim or the Lender Claim, or for the worth of the Purchased Property or the Collateral, or for statements of any Originator or the Finco, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claim, the Lender Claim, the Purchaser Documents, the Loan Documents, the Purchaser's interest in the Purchased Property or the Lender Agent's interest in the Collateral. Each of the Lender Agent and the Purchasers has entered into its respective financing agreements with the Originators and/or the Finco, as applicable, based upon its own independent investigation, and makes no warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.11.

                  2.12. Limitation on Obligations of Parties to Each Other. Except as expressly provided in this Agreement, neither the Lenders nor the Lender Agent shall have any duties to the Purchasers and the Purchasers shall have no duties to the Lender Agent. Nothing in this Section 2.12 shall be deemed to relieve the Finco from liability on any Originator Claim to the extent such Originator Claim has been assigned to the Lender Agent (as Collateral or otherwise).

                  2.13. Amendments to Financing Arrangements or to this Agreement. The Lender Agent agrees to use reasonable efforts to, concurrently with any written amendment or modification in the Loan Documents, give prompt notice to the Purchaser Agent of the same and the Purchaser Agent agrees to use reasonable efforts to, concurrently with any written amendment or modification in the Purchaser Documents, notify the Lender Agent of the same; provided, however, that the failure to do so shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. Notwithstanding the foregoing, each party hereto agrees not to amend any of the Loan Documents or Purchaser Documents so as to materially alter the rights and benefits intended hereunder to be enjoyed by the respective Agents and the other parties hereto. Each party hereto shall, upon request of any other party hereto, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Purchased Property or the Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of each party hereto to be binding and enforceable.

                  2.14. Marshaling of Assets. Nothing in this Agreement will be deemed to require either Agent (i) to proceed against certain property securing the Lender Claim or the Purchaser

Claim, as applicable, prior to proceeding against other property securing such Claim or (ii) to marshall the Lender Collateral or the Purchased Property (as applicable) upon the enforcement of such Agent's remedies under the Purchaser Documents or Loan Documents, as applicable.

                  2.15. Relative Rights of Purchasers as Among Themselves. The relative rights of the Purchasers, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Lender Agent hereunder shall be determined by mutual agreement among such parties in accordance with the terms of the Purchaser Documents. The Lender Agent shall be entitled to rely on the power and authority of the Purchaser Agent to act on behalf of all of the Purchasers. The Purchaser Agent shall be entitled to rely on the power and authority of the Lender Agent to act on behalf of all of the Lenders.

                  2.16. Effect Upon Loan Documents and Purchaser Documents. By executing this Agreement, each of the Originators and the Finco agrees to be bound by the provisions hereof (i) as they relate to the relative rights of the Lender Agent, the Purchaser Agent and EagleFunding with respect to the property of the Originators; (ii) as they relate to the relative rights of the Originators, Purchaser Agent and EagleFunding with respect to the property of the Finco; and (iii) as they relate to the relative rights of the Lender Agent and the Finco as creditors of the Originators. Each Originator acknowledges that, except as otherwise provided in Section 2.1, the provisions of this Agreement shall not give it any substantive rights as against the Lender Agent or the Lenders nor otherwise amend, modify, change or supersede the terms of the Loan Documents as among the parties thereto. Each of the Originators and the Finco acknowledges that, except as otherwise provided in Section 2.1, the provisions of this Agreement shall not give the Originators any substantive rights as against the Purchasers nor give the Finco any substantive rights as against the other Purchasers nor otherwise amend, modify, change or supersede the terms of the Purchaser Documents as among the parties thereto. Notwithstanding the foregoing, each of EagleFunding and the Agents hereby agrees, that, as among themselves and their successors and assigns, to the extent the terms and provisions of the Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

                  2.17. Further Assurances. Each of the Agents hereto agrees (i) to take such actions as may be reasonably requested by the other Agent, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article 2 and (ii) not to amend the Loan Documents or the Purchaser Documents, as applicable, in any manner which would materially alter such rules of distribution and allocation set forth herein.

                            ARTICLE 3. MISCELLANEOUS.
                                       -------------

                  3.1. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five days after being deposited in the mails, postage prepaid, or in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

                  3.2. Agreement Absolute. Each of the Purchasers shall be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement and the Lender Agent and the Lenders shall be deemed to have entered into the Revolving Credit Agreement in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against the Originators or the Finco under the Bankruptcy Code and all references herein to the Originators or the Finco shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Lender Agent and the Purchasers shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

                  3.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for any Originator and/or the Finco shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Agents shall include any successor Agents appointed under the terms of the Loan Documents or the Purchaser Documents, as applicable. Each of the Agents agrees not to transfer any interest it may have in the Loan Documents or the Purchaser Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

                  3.4. Third-Party Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the Agents, the Purchasers and the Lenders and their respective successors and assigns and no other Person shall have any right, benefit, or priority by reason of this Agreement.

                  3.5. Governing Law. This Agreement shall be governed by and construed in accordance with, the internal laws (as opposed to conflicts of law provisions) of the State of New York.

                  3.6. Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  3.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  3.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  3.9. No Petition. Each party hereto (including each Lender, by the Lender Agent on its behalf) hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of EagleFunding, it will not institute against, or join any other Person in instituting against, EagleFunding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. Each party hereto (including each Lender, by the Lender Agent on its behalf) hereby covenants and agrees that prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of the Finco, it will not institute against, or join any other Person in instituting against, the Finco any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The Lenders and the Lender Agent agree that, in the event they shall at any time have the right to exercise or otherwise control, directly or indirectly, any voting rights in respect of any person or entity owning voting capital of the Finco, the Lenders and the Lender Agent shall cause such person or entity to comply with the terms of this Section 3.9 as if such person or entity were a party to this Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                         OUTSOURCE FUNDING CORPORATION


                                         By:/s/ Joseph C. Wasch
                                            -----------------------------------
                                             Name:  Joseph C. Wasch
                                             Title:  Vice President

                                         1144 E. Newport Center Drive
                                         Suite 2A
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         OUTSOURCE INTERNATIONAL, INC.,
                                                  individually and as Servicer


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         OUTSOURCE FRANCHISING, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365

Signature Page to the Intercreditor Agreement

                                         CAPITAL STAFFING FUND, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         SYNADYNE I, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         SYNADYNE II, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


Signature Page to the Intercreditor Agreement

                                         SYNADYNE III, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         SYNADYNE IV, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         SYNADYNE V, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


Signature Page to the Intercreditor Agreement

                                         OUTSOURCE INTERNATIONAL
                                                  OF AMERICA, INC.


                                         By:/s/ Scott R. Francis
                                            -----------------------------------
                                             Name:  Scott R. Francis
                                             Title:  Chief Financial Officer

                                         1144 E. Newport Center Drive
                                         Deerfield Beach, Florida 33442
                                         Attn:  Scott Francis
                                         Telephone:  (954) 418-6573
                                         Telecopy:  (954) 418-3365


                                         EAGLEFUNDING CAPITAL CORPORATION,

                                         By:  BANCBOSTON SECURITIES INC., its
                                                  attorney-in-fact


                                         By:/s/ Mark Gallivan
                                            -----------------------------------
                                            Name:  Mark Gallivan
                                            Title:  Director

                                         EagleFunding Capital Corporation
                                         c/o BancBoston Securities Inc.
                                         100 Federal Street
                                         Boston, Massachusetts 02110
                                         Attention: Mitchell Feldman
                                         Telephone: 617-434-5760
                                         Telecopy: 617-434-9591

                                         c/o Lord Securities Corporation
                                         Two Wall Street, 19th Floor
                                         New York, New York  10005
                                         Attention: Dwight Jenkins
                                         Telephone: 212-346-9007
                                         Telecopy: 212-346-9012

Signature Page to the Intercreditor Agreement

                                         BANKBOSTON, N.A.,
                                             as the Lender Agent


                                         By:/s/ Scott S. Barnett
                                            -----------------------------------
                                             Name:  Scott S. Barnett
                                             Title:  Director

                                         100 Pearl Street
                                         Hartford, Connecticut 06103
                                         Attn:  Scott S. Barnett
                                         Telephone:  860-727-6557
                                         Telecopy:  860-7276576


                                         BANCBOSTON SECURITIES INC.,
                                              as Purchaser Agent


                                         By:/s/ Mark Gallivan
                                            -----------------------------------
                                             Name:  Mark Gallivan
                                             Title:  Director

                                         100 Federal Street
                                         Boston, Massachusetts 02110
                                         Attn:  Adam Cohen
                                         Telephone: 617-434-4301
                                         Telecopy:  617-434-1533